                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                             MERCHANTS GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

               [MERCHANTS GROUP, INC. LOGO] MERCHANTS GROUP, INC.
                                 250 MAIN STREET
                             BUFFALO, NEW YORK 14202

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 5, 2004

To the Stockholders:

      NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Stockholders of Merchants Group, Inc. (the "Company") will be held at the Company's offices at 250 Main Street, Buffalo, New York, on Wednesday, May 5, 2004 at 9:00 a.m., Buffalo time, for the following purposes:

      1.    To elect two directors for a term of three years.

      2. To transact such other business as may properly come before the meeting or any adjournment thereof.

      The prompt return of your proxy will avoid delay and save the expense involved in further communication. You may revoke the proxy any time prior to its exercise, and the giving of your proxy will not affect your right to vote in person at the meeting.

                                        By Order of the Board of Directors

                                        STEPHEN C. JUNE
                                        President and
                                        Chief Executive Officer

Date:    April 1, 2004

STOCKHOLDERS ARE URGED TO VOTE BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                                                                   April 1, 2004

                              MERCHANTS GROUP, INC.
                                 250 MAIN STREET
                             BUFFALO, NEW YORK 14202

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 5, 2004

      The following information is furnished in connection with the Annual Meeting of Stockholders of Merchants Group, Inc. (the "Company") to be held at the Company's offices at 250 Main Street, Buffalo, New York, on May 5, 2004 at 9:00 a.m., Buffalo time (the "Meeting"). A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2003 accompanies this Proxy Statement. Additional copies of the Annual Report, Notice, Proxy Statement and form of proxy may be obtained from the Company's Secretary, 250 Main Street, Buffalo, New York 14202. This Proxy Statement will first be sent to stockholders on or about April 1, 2004.

                    SOLICITATION AND REVOCABILITY OF PROXIES

      The enclosed proxy for the Meeting is being solicited by the directors of the Company. The proxy may be revoked by a stockholder at any time prior to the exercise thereof by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. The proxy may also be revoked by a stockholder attending the Meeting, withdrawing the proxy and voting in person.

      The cost of soliciting the proxies on the enclosed form will be paid by the Company. In addition to the use of the mails, proxies may be solicited by the directors and their agents (who will receive no additional compensation therefore) by means of personal interview or telephone, and it is anticipated that banks, brokerage houses and other institutions, nominees or fiduciaries will be requested to forward the soliciting material to their principals and to obtain authorization for the execution of proxies. The Company may, upon request, reimburse banks, brokerage houses and other institutions, nominees and fiduciaries for their expenses in forwarding proxy material to their principals.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

      The record date for determining shares of the Company's Common Stock, $.01 par value ("Shares"), entitled to vote at the Meeting has been fixed at the close of business on March 22,

2004. On that date there were 2,114,152 Shares outstanding, entitled to one vote each. A majority of the outstanding Shares, present in person or by proxy, will constitute a quorum at the Meeting regardless of whether a broker with discretionary voting authority fails to exercise its discretionary voting authority with respect to any particular matter. Abstentions, broker non-votes and withheld votes will be considered as being present at the Meeting. The vote of a plurality of Shares present at the Meeting is required for election of directors, which is the only matter scheduled to be voted on at the Meeting. For voting purposes, all votes cast "for," "against," or "withhold authority" will be counted in accordance with the instructions as to each item. Broker non-votes will not be counted for any item.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The Company believes that the following persons and groups were the beneficial owners of more than 5% of the outstanding Shares as of March 22, 2004.

                                        NUMBER OF SHARES
NAME AND ADDRESS                          BENEFICIALLY             PERCENT
OF BENEFICIAL OWNER                         OWNED (1)              OF CLASS
-------------------                         ---------              --------
John D. Weil                                256,155  (2)             12.1%
   200 N. Broadway
   St. Louis, Missouri 63102

Merchants Mutual Insurance Company          255,000  (3)             12.1%
   250 Main Street
   Buffalo, New York 14202

Brent D. Baird and others                   239,700  (4)             11.3%
   1350 One M&T Plaza
   Buffalo, New York 14203

Franklin Resources, Inc.                    190,000  (5)              9.0%
   777 Mariners Island Blvd.
   San Mateo, California 94404

--------------

(1) The beneficial ownership information presented is based upon information furnished by each person or contained in filings made with the Securities and Exchange Commission. Except as otherwise indicated, each person has sole voting and investment power with respect to the Shares indicated.

(2) These shares are owned by Woodbourne Partners, LP, an investment partnership of which Clayton Management Company is the sole general partner. Clayton Management has sole voting and investment power over these shares. John D. Weil owns 100% of the outstanding stock of Clayton Management. Includes 4,995 shares held in six individual retirement accounts maintained for the benefit of certain persons holding limited partnership interests in Woodbourne Partners, LP. Mr. Weil disclaims beneficial ownership of such shares.

(3) Merchants Mutual Insurance Company ("Mutual") operates its business in conjunction with the Company and Merchants Insurance Company of New Hampshire, Inc. ("MNH"), the Company's wholly-owned subsidiary. See "Services Agreement and Reinsurance Pooling Agreement."

(4) Mr. Baird has sole voting and dispositive powers with respect to 13,600 shares and Mr. Baird, members of the Baird family, and entities owned or controlled by the Baird family have shared voting and dispositive power with respect to 226,100 shares.

(5) Franklin Resources, Inc. through its advisory subsidiary, Franklin Advisory Services, LLC, has sole voting and dispositive power with respect to the 190,000 shares.

      The Company is subject to statutes governing insurance holding company systems. Under the terms of the applicable New Hampshire statute, any person or entity desiring to effect an acquisition of the Company's securities that would result in that person or entity owning 10% or more of the Company's outstanding voting securities would be required to obtain the approval of the New Hampshire Insurance Department prior to the acquisition.

SECURITY OWNERSHIP OF MANAGEMENT

      The following table sets forth the Shares beneficially owned as of March 22, 2004 (unless otherwise indicated) by each director and nominee for election as director and each executive officer listed in the Summary Compensation Table. Unless otherwise stated, each person has sole voting and investment power with respect to the Shares set forth in the table.

                                      NUMBER OF SHARES             PERCENT
               NAME                 BENEFICIALLY OWNED (1)       OF CLASS (2)
               ----                 ----------------------       ------------

      Andrew A. Alberti                        0                      --
      Brent D. Baird                     239,700  (3)               11.3%
      Frank J. Colantuono                  1,000                       *
      Richard E. Garman                   92,000                     4.4%
      Thomas E. Kahn                           0  (4)                 --
      Henry P. Semmelhack                  1,500                       *
      Robert M. Zak                       22,410  (5)                1.1%
      Stephen C. June                          0                      --
      Kenneth J. Wilson                    1,000                       *
      Directors and officers             357,610                    16.9%
      as a group (9 persons)

      -------------------

*     Less than 1% of the amount outstanding.

(1) The beneficial ownership information presented is based upon information furnished by each person or contained in filings made with the Securities and Exchange Commission. Unless as otherwise indicated, each person has sole voting and investment power with respect to the Shares indicated.

(2) Percentage calculations for each individual and group in the table are based on 2,114,152 shares outstanding plus any Shares such person or the person in such group has the right to acquire within 60 days of the date of this Proxy Statement under the Merchants Group, Inc. 1986 Stock Option Plan, as amended (the "Option Plan").

(3)   See note 4 to table under "Security Ownership of Certain Beneficial
      Owners."

(4) See note 2 to table under "Security Ownership of Certain Beneficial Owners." Mr. Kahn is a Vice President and the Secretary of Clayton Management.

(5) Includes 7,500 Shares that Mr. Zak has the right to acquire under the Option Plan within 60 days of the date of this Proxy Statement and 1,110 Shares held by the Merchants Mutual Supplemental Executive Retirement Plan for the benefit of Mr. Zak.

                              ELECTION OF DIRECTORS

INFORMATION CONCERNING DIRECTORS AND NOMINEES

      The Company's Certificate of Incorporation provides that the number of directors of the Company shall be not less than five and not more than fifteen and that the directors shall be divided into three classes, each class containing as nearly equal a number of directors as possible, with one class standing for election each year. The Board has approved a reduction in the number of directors to six effective with the retirement of Mr. Garman after the Annual Meeting on May 5, 2004. This requires the rebalancing of the Board to have an equal number of directors in each class. As such Mr. Kahn, who is currently serving a term that expires in 2006, has been nominated to stand for election this year for a term expiring in 2007. If elected, he will resign from the term expiring in 2006.

      The Board of Directors has determined that all of the directors, other than Mr. Zak, are independent directors under the American Stock Exchange Listing Qualifications.

      The directors recommend a vote FOR the two directors standing for election listed below. Except where authority to do so has been withheld, it is the intention of the persons named in the accompanying form of proxy to vote at the Meeting FOR these nominees. Although the directors do not contemplate that any nominee will be unable to serve, if such a situation arises prior to the Meeting, the enclosed proxy will be voted in accordance with the best judgment of the person or persons voting the proxy.

      The following table sets forth information regarding directors standing for election and directors whose terms continue beyond the Meeting:

NAME, POSITION AND                                   PRINCIPAL OCCUPATION AND BUSINESS
TENURE WITH THE COMPANY             AGE              EXPERIENCE FOR PAST FIVE YEARS
-----------------------             ---              ------------------------------

                 DIRECTORS STANDING FOR ELECTION FOR A TERM EXPIRING IN 2007

BRENT D. BAIRD                       65              President and Chief Executive Officer of
Director since 1995                                  the Company from 1995 to 2003; private
                                                     investor since 1991; limited partner of
                                                     Trubee Collins & Co. (member firm of New
                                                     York Stock Exchange, Inc.) from 1983 to
                                                     1991.

THOMAS E. KAHN                       51              Vice President and Secretary of Clayton
Director since 2000                                  Management Company, an investment
                                                     management company, since 1993.

                             DIRECTORS WHOSE TERMS EXPIRE IN 2005

ANDREW A. ALBERTI                    58              President of Cross River International,
Director since 1998                                  Inc., an insurance management consulting
                                                     firm, since 1993; President of Hanover
                                                     Management Services Inc., an insurance
                                                     management consulting firm, from 1989 to
                                                     1993.

FRANK J. COLANTUONO                  55              President and Chief Executive Officer of
Director since 1994                                  Independent Health Association, Inc.,
                                                     a health maintenance organization, since
                                                     1984.

                             DIRECTORS WHOSE TERMS EXPIRE IN 2006

THOMAS E. KAHN                       51              Vice President and Secretary, Clayton
Director since 2000                                  Management Company, an investment
(see statement under                                 management company, since 1993.
"Information Concerning
Directors and Nominees")

HENRY P. SEMMELHACK                  67              Chairman since 1982, President and Chief
Director since 1987                                  Executive Officer from 1982 to 2002 of
                                                     Barrister Global Services Network, Inc.,
                                                     a computer software and services
                                                     company.

ROBERT M. ZAK                        46              President and Chief Executive Officer of
Chief Operating Officer                              MNH and Mutual since November 1, 1995;
since July 1, 1995,                                  Sr. Vice President of MNH and Mutual
Senior Vice President                                from 1992 to 1995; Chief Financial
since 1992, Secretary                                Officer of the Company, MNH and Mutual
since 1990 and Director                              from 1991 through 1996; Vice President
since 1994                                           -- Financial Services of MNH and Mutual
                                                     from 1989 through 1996; Secretary of MNH
                                                     and Mutual from 1990 through November 1,
                                                     1995.

OTHER DIRECTORSHIPS

      The nominees to and members of the Company's Board of Directors who will continue to serve as directors after the Meeting serve on the Boards of Directors of the following publicly-held companies:

DIRECTOR                                 COMPANY
--------                                 -------
Brent D. Baird                           Allied Healthcare Products, Inc.
                                         First Carolina Investors, Inc.
                                         M&T Bank Corporation
                                         Todd Shipyards Corporation

Henry P. Semmelhack                      Barrister Global Services Network, Inc.

COMMITTEES

      The Audit Committee consists of Messrs. Semmelhack (Chairman), Colantuono, Garman and Kahn. As set forth in the Audit Committee charter attached as Exhibit A, the Audit Committee's primary responsibilities fall into three broad categories:

      - first, the Committee is responsible for matters concerning the relationship between the Company and its independent actuarial firm and its independent auditor, including their appointment or removal; reviewing the scope of the independent auditors' audit services and related fees, as well as any other services being provided by them to the Company; and determining whether the independent auditor is independent (based in part on the annual letter provided to the Company pursuant to Independence Standards Board Standard No. 1);

      - second, the Committee is charged with monitoring the preparation of quarterly and annual financial reports by the Company's management, including discussions with management and the Company's independent auditor about draft annual financial statements and key accounting and reporting matters;

      - third, the Committee oversees management's implementation of effective systems of internal controls, including review of policies relating to legal and regulatory compliance, ethics and conflicts of interests; and review of the activities and recommendations of the Company's internal auditing program.

      The Audit Committee has implemented procedures to ensure that during the course of each year it devotes the attention that it deems necessary or appropriate to each of the matters prescribed by its charter. To carry out its responsibilities, the Committee met four times during the year ending December 31, 2003. In addition, the Chairman of the Audit Committee and the Committee's designated "audit committee financial expert" meet four additional times with management and the independent auditor prior to the release of financial results.

      Each member of the Audit Committee meets the independence requirements of the American Stock Exchange, The Securities Exchange Act of 1934, as amended (the "1934 Act") and the Audit Committee's guidelines promulgated in the Charter. Each member of the committee is financially literate, knowledgeable and qualified to review financial statements. The "audit committee financial expert" designated by the Board is Thomas E. Kahn, CPA, CFA and Vice President of Clayton Management.

      The Nominating Committee consists of Messrs. Garman (Chairman), Baird and Semmelhack. The Nominating Committee's function is to seek out, screen, interview and present to the entire Board of Directors qualified director candidates. Stockholders may nominate a person for election to the Board of Directors of the Company provided notice is delivered to or mailed and received by the Secretary of the Company at the Company's executive offices not less than 60 days nor more than 90 days prior to a meeting of stockholders. In the event that less than 70 days notice or public disclosure of the date of a meeting of stockholders is given, then the nomination must be received no later than the 10th day following the day on which such notice is mailed to stockholders or public disclosure was made. The nomination must include information about the proposed nominee as required to be disclosed in solicitation of proxies for election of Directors pursuant to Regulation 14A, as amended, under the Securities and Exchange Act of 1934, and the proposed nominee's written consent to being named in the proxy statement as a nominee and to serving as Director if elected. The Nominating Committee met once during 2003 in conjunction with the full Board of Directors.

      As of the date of this Proxy Statement, the Nominating Committee does not have a formal written charter and operates under a series of Nominating Committee responsibilities and guidelines. Each member of the Nominating Committee is "independent" as that term is defined in the American Stock Exchange listing standards. The Nominating Committee has not adopted specific minimum criteria for director nominees. The Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company's business and who are willing to continue in services are considered for re-nomination. If any member of the Board does not wish to continue in service, or if the Committee decides not to nominate a member for re-election, the Committee first considers the appropriateness of the size of the Board. If the Committee determines the board seat should remain and a vacancy exists, the

Committee considers factors that it deems are in the best interests of the Company and its shareholders in identifying and evaluating a potential nominee.

      The Compensation Committee consists of Messrs. Colantuono (Chairman), Alberti, and Kahn. The function of the Compensation Committee is to evaluate the performance of the officers of the Company and key employees of the Company's affiliates and sets the compensation of these officers who are employees of the Company. The Compensation Committee met twice during 2003.

      During the year ended December 31, 2003, the full Board of Directors met nine times. Each of the directors attended at least 75% of the total number of meetings of the Board and of all committees of the Board on which he served.

REPORT OF THE AUDIT COMMITTEE

      The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

      The Board of Directors has adopted a written charter for the Committee. A copy of the charter, which reflects standards set forth in the Securities and Exchange Commission regulations and American Stock Exchange rules, is reproduced in Exhibit A of this Proxy Statement. During the year, the Board examined the composition of the Audit Committee and confirmed that all members of the Audit Committee are "independent" within the meaning of the American Stock Exchange's rules.

      In overseeing the preparation of the Company's financial statements, the Committee met with both management and the Company's independent auditor to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles. The Committee's review included discussion with the independent auditor of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication With Audit Committees) as modified or supplemented.

      With respect to the Company's independent auditor the Committee, among other issues, discussed with PricewaterhouseCoopers LLP matters relating to its independence, including the written disclosures and the letter from the independent auditor to the Committee as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) as modified or supplemented.

      Finally, the Committee continued to monitor the scope and adequacy of the Company's internal auditing program, including the adequacy of staffing and proposals to strengthen internal procedures and controls where appropriate.

      On the basis of these reviews and discussions, the Committee recommended to the Board of Directors that the Board approve the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.

      Members of the Audit Committee:    Henry P. Semmelhack, Chairman
                                         Frank J. Colantuono
                                         Richard E. Garman
                                         Thomas E. Kahn

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors, executive officers and holders of more than 10% of the Company's common stock (collectively "Insiders") to file with the Securities and Exchange Commission reports regarding their ownership and changes in ownership of the Company's securities. The Company believes that during 2003 its directors, executive officers and 10% shareowners complied with all Section 16(a) filing requirements. In making this statement the Company has relied upon examination of the copies of Forms 3, 4 and 5, and amendments thereto, provided to the Company by, and the written representations of, its directors, executive officers and 10% shareowners.

SERVICES AGREEMENT AND REINSURANCE POOLING AGREEMENT

      The Company and MNH operate and manage their business in conjunction with Mutual, a New York domiciled mutual property and casualty insurance company, under a services agreement (the "Services Agreement") that became effective January 1, 2003. At December 31, 2003, Mutual owned 12.1% of the Company's issued and outstanding common stock. The Company and MNH do not have any operating assets and MNH has only one employee. Under the Services Agreement, Mutual provides the Company and MNH with the facilities, management and personnel required to operate their day-to-day business.

      The Services Agreement covers substantially the same services previously provided under a management agreement among the Company, MNH and Mutual (the "Management Agreement") which was in effect from 1986 to 2002. The Services Agreement provides for negotiated fees (subject to periodic adjustment) for administrative, underwriting, claims and investment management services. The fee for investment services is based on invested assets managed. The Company and MNH have the discretion to remove assets from their portfolios managed by Mutual.

      The Services Agreement contains termination provisions that vary based on the service rendered. Underwriting services may be terminated on one year's notice, but the termination may not be effective before January 1, 2008. Claims services may be terminated on 6 months notice, but not before January 1, 2005. Administrative or investment services may be terminated upon one year's notice at any time.

      Effective January 1, 2003, Mutual and MNH agreed to "pool," or share, underwriting results on their traditional insurance business ("Traditional Business") by means of a reinsurance pooling agreement (the "Pooling Agreement"). The Pooling Agreement applies to premiums earned and losses incurred after the effective date. It does not apply to any new endeavor of either Mutual or MNH outside of their Traditional Business, unless the companies agree otherwise.

      The Pooling Agreement provides for MNH to cede, or transfer, to Mutual all of its premiums and risks on its Traditional Business during the term of the agreement, and then to assume from Mutual a percentage of all of Mutual's and MNH's Traditional Business (the Pooled Business). MNH assumed 40% of the Pooled Business in 2003. MNH's share of the Pooled Business will be reduced to 35% in 2004, though not to exceed $59.5 million in assumed net written premiums, and to 30% in 2005, though not to exceed $50.0 million in assumed net written premiums. MNH's share of the Pooled Business will be reduced to 25% in 2006 and 2007, though not to exceed $42.5 million and $37.5 million in net written premiums, respectively. If the parties agree, MNH may increase its share, or maximum amount of the Pooled Business for any year. Mutual retains a share of the risk in MNH's Traditional Business under Mutual's control pursuant to a profit and loss sharing arrangement in the Pooling Agreement based on the loss and loss adjustment expense experience of the Pooled Business. The Company believes the Pooling Agreement and profit (or loss) sharing feature included therein aligns the interests of MNH and Mutual. The decreasing amount of Traditional Business assumed under the Pooling Agreement is intended to provide MNH with the capacity to pursue insurance opportunities independently of Mutual, thereby reducing its dependence on Mutual as its only source of business. The Company and MNH are seeking to identify new business initiatives to employ the available capacity. Generally, the new business initiatives are expected to be in lines of business which are complementary to the Traditional Business underwritten through the Pooling Agreement with the Mutual. Though potential initiatives have been identified by the Company, none have been implemented because they have been deemed unattractive or are currently being investigated.

      The Pooling Agreement may be terminated by either party at the beginning of any calendar year on or after January 1, 2008 upon not less than 6 months notice. However, the Pooling Agreement may be terminated effective as of January 1, 2006 or 2007 upon 6 months notice, but only by MNH and only if the ratio of net losses and loss adjustment expenses to net earned premiums on a cumulative basis from the inception of the Pooling Agreement exceeds 76%, as of the date notice is given.

      Mutual controls (as that term is used in the New Hampshire Insurance Law) the Company by reason of the combination of Mutual's ownership of Shares of the Company, the presence of one director of Mutual on the Company's six-person Board of Directors, and the management of the day-to-day business of the Company and MNH under the Services Agreement by officers who are also officers of Mutual.

COMPENSATION OF DIRECTORS

      Mr. Zak, who is a director and officer of the Company and MNH, is not separately compensated for his services as a director. All other directors of the Company receive an annual director's fee of $15,000, plus $1,000 for each meeting of the full Board of Directors and any committee meeting attended.

EXECUTIVE OFFICERS

      The following is a listing of the Company's executive officers.

NAME, POSITION AND                                   PRINCIPAL OCCUPATION AND BUSINESS
TENURE WITH THE COMPANY             AGE              EXPERIENCE FOR PAST FIVE YEARS
-----------------------             ---              ------------------------------
Richard E. Garman                    73              President and Chief Executive Officer of
Chairman of the Board                                Newbery Alaska Co. Inc., an electrical
since July 1, 1995                                   contractor, since 1985, managing partner
                                                     of R.E.G. LLC, a private investment
                                                     company, since 2000 and General Partner
                                                     of R&P Oak Hill, a real estate
                                                     management company, since 2000.
                                                     President and Chief Executive Officer of
                                                     A.B.C. Paving Co., Inc., a general
                                                     construction contractor, from 1965 to
                                                     2000, and of Buffalo Crushed Stone,
                                                     Inc., an operator of quarries and
                                                     asphalt production facilities, from 1978
                                                     to 2000.

Stephen C. June                     48               Executive Vice President and Chief
President and Chief Executive                        Operating Officer of MNH since October
Officer since May 7, 2003,                           2001; Consultant to MNH from May 2001 to
Chief Operating Officer and                          October 2001; General Counsel and
Executive Vice President of                          Secretary to North Pointe Financial
MNH since 2001 (1)                                   Services, Inc., North Pointe Insurance
                                                     Company and all subsidiaries from 1990
                                                     to 2001; Sr. Vice President - Legal
                                                     Affairs (US) of Queensway Financial
                                                     Holdings, Limited, from 1999 to 2001.

Robert M. Zak                        46              See table under "Information Concerning
Chief Operating Officer                              Directors and Nominees."
since 1995, Senior
Vice President since 1992,
and Director since 1994

Edward M. Murphy                     53              Vice President and Chief Investment
Vice President,                                      Officer of the Company, Mutual and MNH
Chief Investment Officer and                         since 1991; Assistant Vice President of
Assistant Secretary since 1991                       Mutual and MNH from 1989 to 1991.

Kenneth J. Wilson                    56              Vice President, Treasurer and Chief
Vice President,                                      Financial Officer of the Company, Mutual
Treasurer, and Chief Financial                       and MNH since 1996; President and Chief
Officer since 1996                                   Executive Officer of Carbadon Corp. and
and Secretary since 1999                             its operating subsidiary, Empire of
                                                     America Realty Credit Corp., from
                                                     December 1995 to December 1996 and Chief
                                                     Financial Officer from November 1992 to
                                                     December 1996.

(1)   See "Consulting and Employment Agreements".

      There are no family relationships between any of the directors or executive officers of the Company.

                             EXECUTIVE COMPENSATION

      Certain of the executive officers of the Company and its wholly-owned subsidiary, MNH, also serve as executive officers of Mutual as described above under "Services Agreement and Reinsurance Pooling Agreement." Mutual pays the salaries and other benefits of these executive officers, a portion of which is included in the calculation of the fees charged to MNH by Mutual pursuant to the Services Agreement.

SUMMARY COMPENSATION TABLE

      The following table sets forth information concerning total compensation paid during the years ended December 31, 2003, 2002 and 2001 to Mr. June and to other officers whose total base salary and bonus charged to MNH by Mutual pursuant to the Services Agreement, in 2003, or the Management Agreement, 2002 and 2001, exceed or are estimated to exceed $100,000 (such persons listed below being the "Named Officers").

                                       Annual Compensation  (2)       Long Term
                                       ------------------------       Compensation Awards
                                                    Other Annual      -------------------
Name and Principal                                     Compen-        Securities Underlying      All Other
   Position (1)            Year      Salary   Bonus    sation         Options/SARs (#)         Compensation (3)
   ------------            ----      ------   -----    ------         ----------------         ----------------
Stephen C. June            2003    $240,000   $ -0-   $ 26,393              80,000                 $  -0-
President & Chief          2002    $180,000   $ -0-   $ 89,485              80,000                 $  -0-
Executive Officer (4)      2001    $    -0-   $ -0-   $154,000                 -0-                 $  -0-

Robert M. Zak              2003    $    (2)   $ -0-   $    -0-                 -0-                 $  (2)
Chief Operating Officer    2002    $132,773   $ -0-   $    -0-                 -0-                 $9,024
                           2001    $157,770   $ -0-   $    -0-                 -0-                 $9,713

Kenneth J. Wilson          2003    $    (2)   $ -0-   $    -0-                 -0-                 $  (2)
Chief Financial Officer    2002    $ 73,868   $ -0-   $    -0-                 -0-                 $7,448
                           2001    $ 91,735   $ -0-   $    -0-                 -0-                 $8,853

(1) Since April 1, 2002 Mr. June has served as Executive Vice President and Chief Operating Officer of MNH and since May 7, 2003 he has also served as President and Chief Executive Officer of the Company. Richard E. Garman was appointed Chairman of the Board in 1995. Mr. Garman receives no compensation for serving in this capacity other than his director fees.

(2) Under the Services Agreement, effective January 1, 2003, salaries for officers who are employees of Mutual were no longer charged on a pro-rata basis to MNH, as they were under the Management Agreement. Salaries are allocated by Mutual to the various services (administrative, underwriting, claims and investments) provided by Mutual pursuant to the Services Agreement and, where applicable, are used to determine the fees charged to MNH. As such the exact compensation for Mr. Zak and Mr. Wilson charged to MNH for services rendered is not determinable. Based on information provided by Mutual, an estimate of Mr. Zak's and Mr. Wilson's salary for 2003 charged to MNH pursuant to the Services Agreement was $125,000 and $77,000, respectively.

      The total compensation (the sum of all columns in the summary compensation table except Options/SARs) paid to Mr. Zak by Mutual was $304,939 for 2002 and $291,782 for 2001. For Mr. Wilson, total compensation paid by Mutual was $179,960 for 2002 and $175,241 for 2001. The Company and MNH paid 46.5% of 2002 compensation and 57.4% of 2001 compensation pursuant to the expense allocation provisions of the Management Agreement.

(3) Represents the Company's and MNH's share of Mutual's contributions for Mr. Zak's and Mr. Wilson's benefit to the Merchants Mutual Capital Accumulation Plan for 2002 and 2001.

(4)   See "Consulting and Employment Agreements".

OPTIONS/STOCK APPRECIATION RIGHTS (SAR), EXERCISES AND YEAR END VALUE

      The Company's Option Plan expired by its terms in 1996 and therefore there were no options granted in 2003. The SAR grants are based on Mr. June's employment contract which was executed in 2002. The following table summarizes information with respect to option/SAR exercises and exercisable options/SAR held by the Named Officers as of December 31, 2003. Valuations are based upon the closing price of the Company's Shares on the American Stock Exchange on December 31, 2003 ($23.82). No shares were acquired during the fiscal year on exercise of options granted under the Option Plan.

AGGREGATED OPTION/SAR EXERCISES WITH LAST FISCAL YEAR AND FY-END OPTION/SAR
VALUES

                                                                                        Value of Unexercised
                                                          Number of Unexcerised         In-The-Money
                        Shares Acquired     Value         Options/SARs at FY-End(#)     Options/SARs at FY-End ($)
Name                    On Exercise         Realized      Exercisable/Unexercisable     Exercisable/Unexercisable
----                    -----------         --------      -------------------------     -------------------------
Stephen C. June            80,000 (1)        $61,360              80,000 / 0                   $99,200 / 0

Robert M. Zak                 N/A                N/A               7,500 / 0                   $21,150 / 0

--------------------

(1) Represents the number of shares with respect to which the SARs were exercised. No shares were acquired upon exercise.

CONSULTING AND EMPLOYMENT AGREEMENTS

      MNH entered into a Consulting Agreement with Stephen C. June as of May 7, 2001. Under the Consulting Agreement, Mr. June provided consulting, advisory and related services from time to time as required by MNH. Under the Consulting Agreement, MNH paid Mr. June a $22,000 monthly fee, which was prorated for partial months of service. The Consulting Agreement also provided for reimbursement of reasonable and necessary expenses related to the performance of the services. The initial term of the Consulting Agreement was from May 7 to September 7, 2001, and it was extended from month to month until April 1, 2002.

      MNH entered into an Employment Agreement with Mr. June effective April 1, 2002, under which he is employed as Chief Operating Officer and Executive Vice President of MNH. On May 7, 2003 Mr. June was appointed President and Chief Executive Officer of the Company. The Employment Agreement runs from April 1, 2002 to March 31, 2005, and automatically renews for one-year terms thereafter unless MNH provides Mr. June with six months prior written notice of non-renewal. In general, the Employment Agreement provides that MNH will pay to Mr. June: a monthly salary of $20,000; contributions to a 401(k) plan equal to the amounts paid for senior officers of Mutual; health insurance, life insurance and sick leave equivalent to amounts for senior officers of Mutual; the use of an automobile; and, the use of a corporate apartment at a monthly rent not to exceed $1,300, plus the cost of utilities and up to $450 per month for the lease of furnishings. In addition, Mr. June will receive an annual bonus equal to 80,000 times the difference between the average reported sale price of the Company's common stock during a period of 20 business days following the announcement of year-end results and that price determined for a period of 20 business days after the announcement of year-end results for the preceding fiscal year provided, however, that the sale price calculated for the preceding year shall not be less than the highest average sale price used in the calculation of a bonus applicable to any preceding year.

      The Employment Agreement also provides that if Mr. June is terminated without cause, or as a result of permanent disability or death, then his salary and bonus, if any, will continue for 12 months from the date of termination.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The Compensation Committee of the Board of Directors currently consists of Messrs. Alberti, Colantuono and Kahn. Because (1) under the Services Agreement Mutual provides the facilities and personnel necessary to manage the Company's day-to-day business, and (2) certain executive officers of the Company and MNH, other than Mr. June, are also executive officers of, and compensated by, Mutual, decisions with respect to the salary and benefits for the officers of the Company, other than Mr. June, during the past fiscal year were made by the compensation committee and Board of Directors of Mutual. Generally, the compensation committee of Mutual has conferred with the Compensation Committee of the Company prior to making its determinations concerning compensation of Mutual employees who are officers of the Company.

      The Compensation Committee established the compensation for Mr. June at the time of his employment under a negotiated Employment Agreement on April 1, 2002, which reflected their assessment of the value of his services and the responsibilities assigned to him (see "Consulting and Employment Agreements.")

      Submitted by the Compensation Committee of the Company's Board of
Directors:

                                        Frank J. Colantuono, Chairman
                                        Andrew A. Alberti
                                        Thomas E. Kahn

      This Compensation Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement or portions thereof into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      With respect to members serving on the Company's Compensation Committee during 2003, there are no "compensation committee interlocks" which the SEC regulations would require to be disclosed in this Proxy Statement. There is no "insider participation" which the SEC regulations would require to be disclosed in this Proxy Statement.

COMPARISON OF CUMULTATIVE TOTAL RETURNS

      The following graph compares the performance of the Company's common stock with the performance of the Standards & Poor's 500 Composite Stock Price Index and the NASDAQ Insurance Stock Index over the five-year period extending through December 31, 2003. The graph assumes that $100 was invested on December 31, 1998 in the Company's common stock, the S&P 500 Index and the NASDAQ Insurance Stock Index and that all dividends were reinvested.

                 COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

                   [FIVE-YEAR CUMULATIVE TOTAL RETURN CHART]

                                  1998      1999      2000      2001      2002      2003
The Company                       100.00     96.53     88.61    118.28    115.09    126.88
S&P Index                         100.00    120.89    109.97     96.94     75.51     97.17
NASDAQ Insurance Stocks Index     100.00    108.12    128.14    140.07    139.92    173.09

                              CERTAIN TRANSACTIONS

      Mutual provides facilities, employees and services required to conduct the business of the Company and MNH. See "Services Agreement and Reinsurance Pooling Agreement."

      Independent Health Association, Inc. is a health maintenance organization that provides benefits to employees of Mutual. Frank J. Colantuono, a director of the Company, is the President and Chief Executive Officer of Independent Health. For the year ended December 31, 2003 Mutual paid $492,258 in health care premiums to Independent Health. Based on information provided by Mutual, the Company estimates that $197,000 of the fees paid by MNH pursuant to the Services Agreement were attributable to premiums paid by Mutual to Independent Health.

               AUDIT COMMITTEE APPOINTMENT OF INDEPENDENT AUDITOR

      The Audit Committee has appointed PricewaterhouseCoopers LLP ("PwC") as the Company's independent auditor for the year ending December 31, 2004. PwC has served as the Company's independent auditor since 1981. Services provided to the Company and its subsidiaries by PwC in 2003 included the examination of the Company's consolidated financial statements, limited reviews of quarterly reports, statutory audits of subsidiaries, services related to filings with the Securities and Exchange Commission, and consultations on various tax and accounting matters.

AUDIT FEES

      The following table sets forth the fees for professional services rendered by PwC for the audit of the Company's annual financial statements for the years ended December 31, 2003 and 2002, and for tax fees billed in 2003 and 2002. The fees for 2002 reflect the portion of the fees for services rendered by PwC allocated to the Company and MNH in accordance with the Management Agreement in effect at that time.

                                   2003       2002
                                   ----       ----
      Audit Fees               $ 97,700   $ 68,588
      Audit Related Fees (a)          0      3,255
      Tax Fees (b)                9,250      2,023
      All Other Fees                  0          0
                               --------   --------
                               $106,950   $ 73,866
                               ========   ========

(a) 2002 audit fees relating to Mutual's employee benefit plan were prorated and charged to MNH in accordance with the Management Agreement. Under the Services Agreement in 2003 the fees were not directly charged or pro-rated but are included in the determination of the fees charged to MNH by Mutual.

(b)   Principally tax compliance services and tax advisory fees.

      The Audit Committee has considered and determined that the provision of services by PwC other than professional services rendered for the audit of the Company's annual financial statements and reviews of financial statements for quarterly reports is compatible with maintaining the independence of PwC.

AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT AUDITOR

      The Audit Committee has adopted a policy to require the pre-approval of all audit and permissible non-audit services provided by the independent auditor. These services may include audit services, audit-related services, tax services and other services.

      Representatives of PwC will be present at the annual meeting to respond to appropriate questions and to make such statements as they may desire.

                           SHAREHOLDER COMMUNICATIONS

      Mail can be addressed to directors in care of the President of Merchants Group, Inc., 250 Main Street, Buffalo, New York 14202. At the direction of the Board of Directors all mail will be opened and logged in. All mail other than trivial or obscene items will be forwarded as soon as practical. Mail addressed to a particular director will be forwarded or delivered to that director. Mail addressed to "Outside Directors, Non-Management Directors or Board of Directors" will be forwarded or delivered to the Chairman of the Board. Mail concerning accounting, internal controls or audit matters will be forwarded to the Chairman of the Audit Committee immediately.

                              STOCKHOLDER PROPOSALS

      Stockholder proposals must be received at the Company's offices no later than December 1, 2004 in order to be considered for inclusion in the Company's proxy materials for the 2005 Annual Meeting. Unless the stockholder notifies the Company before February 15, 2005 of the intent to present a proposal at the Company's 2005 Annual Meeting, the named proxies will have the right to exercise discretionary voting authority with respect to the proposal if it is presented at the meeting without including information regarding the proposal in its proxy materials.

                                  OTHER MATTERS

      So far as the Management is aware, no matters other than those outlined in this Proxy Statement will be presented to the Meeting for action on the part of the stockholders. If any other matters are properly brought before the Meeting, it is the intention of the persons named in the accompanying proxy to vote thereon the Shares to which the proxy relates in accordance with their best judgment.

                                        BY ORDER OF THE BOARD OF DIRECTORS
                                        STEPHEN C. JUNE
                                        President and Chief Executive Officer

Buffalo, New York

                                    EXHIBIT A
                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

PURPOSE:

The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process. This will be accomplished by viewing the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public, or other users thereof, the Company's systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements and the Company's legal compliance and ethics programs as established by management and the Board.

COMPOSITION, ELECTION AND MEETINGS

The Committee shall be comprised of three or more directors, who shall be elected by the Board and who shall serve until their successors are duly elected and qualified. The Board shall in the exercise of its business judgment determine that the Committee's composition meets the requirements of the Audit Committee Policy of the American Stock Exchange ("AMEX"), that all of the members of the Committee are "independent" within the meaning of that policy (see Appendix A), and that the members of the Committee will be persons:

- Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company; and

- Who are able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement.

The Board shall seek to appoint at least one member to the Committee whom it determines has the qualifications of an "audit committee financial expert." In order to be considered an audit committee financial expert, a person must have the following attributes:

      1) An understanding of generally accepted accounting principles and financial statements;

      2) The ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

      3) Experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company's financial statements, or experience actively supervising one or more persons engaged in such activities;

      4) An understanding of internal controls and procedures for financial reporting; and

      5)    An understanding of audit committee functions.

An audit committee financial committee expert must have acquired such attributes through any one or more of the following:

      1) Education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions;

      2) Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions;

      3) Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or

      4)    Other relevant experience.

The members of the Committee shall be elected by the Board to serve a one-year term. Members may be re-elected for successive terms.

The Chairman of the Committee shall be elected by the members of the Audit Committee. The Chairman may be re-appointed for consecutive terms.

The Committee will meet at least four times a year on a regular basis and call special meetings as may be determined by the Chairman of the Committee:

      - The meetings will be attended by Committee members and the internal auditor;

      - The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend any meeting of the Committee or to meet with any members of, consultants of the Committee.

      - The Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions.

Minutes of each Committee meeting will be prepared, distributed to each member of the Board, reviewed by the Chairman of the Committee at the next Board meeting and after approved by the Board, kept by the Company's secretary for permanent filing.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors, actuaries or other experts for this purpose. The Board and Committee are in place to represent the Company's shareholders and the policyholders of Merchants Insurance Company of New Hampshire, Inc.; accordingly the outside auditor and actuary are ultimately accountable to the Board and the Committee.

AUTHORITY AND KEY RESPONSIBILITIES

The Committee's job is one of oversight and it recognizes that management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, the internal audit staff, and the outside auditor are able to spend more time and have more detailed knowledge and information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee does not provide any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

APPOINTMENT OF INDEPENDENT AUDITORS, ACTUARIES AND CONSULTANTS

- The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company, and each such registered public accounting firm shall report directly to the Committee.

- The Committee shall annually consider and recommend to the Board of Directors the appointment of the independent actuarial firm to be engaged, including the fees to be paid.

- The Committee shall have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties. The Company shall provide for appropriate funding, as determined by the Committee, in its capacity as a committee of the Board, for payment of:

      1. Compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

      2. Compensation to any advisers employed by the Committee under this paragraph; and

      3. Ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

FINANCIAL STATEMENT AND DISCLOSURE MATTERS

The committee shall to the extent it deems necessary or appropriate:

- Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in the management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K. The discussion will include the auditors' judgment about the quality, not just the acceptability, of the Company's accounting principles as applied in its financial reporting. The discussion should also include such issues as the clarity of the Company's financial disclosures and degree of aggressiveness or conservatism of the Company's accounting judgments and underlying estimates and other significant decisions made by management in preparing the financial disclosure and the view of the outside auditors with respect to those matters.

- Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor's review of the quarterly financial statements.

- Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

-     Review and discuss reports from the independent auditors on:

      1.    All critical accounting policies and practices to be used.

      2. All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

      3. Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

- Discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information.

- Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

- Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

- Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as amended by SAS 90 and modified from time to time, relating to the conduct of the audit. Including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

- Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

- Direct the preparation of the report required by the rules of the SEC to be included in the Company's annual proxy statement.

- Review the results of loss and loss adjustment expense reserve reviews performed by the outside actuarial firm.

-     Annually review the reinsurance program with senior management.

-     Review any audit committee member related party transactions.

OVERSIGHT OF THE COMPANY'S RELATIONSHIP WITH THE INDEPENDENT AUDITOR

The committee shall to the extent it deems necessary or appropriate:

-     Review and evaluate the lead partner of the independent auditor team.

- Obtain and review a report from the independent auditor at least annually regarding all relationships between the independent auditor and the Company together with any other matters required to be included by Independence Standards Board Standard No. 1 as modified from time to time.

- Evaluate the qualifications, performance and independence of the independent auditor, including considering how the provision of permitted non-audit services affects the auditor's independence, and taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

- Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

- Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

- As deemed necessary, discuss with the national office of the independent auditor issues on which they were consulted by the Company's audit team and matters of audit quality and consistency.

- Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

OVERSIGHT OF THE COMPANY'S INTERNAL AUDIT FUNCTION

The committee shall to the extent it deems necessary or appropriate:

- Review the appointment and replacement of the senior internal auditing executive.

- Review the significant reports to management prepared by the internal auditing department and management's responses.

- Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

COMPLIANCE OVERSIGHT RESPONSIBILITIES

The committee shall to the extent it deems necessary or appropriate:

- Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

- Review and assess annually the Company's "Ethics and Conflict of Interest" policy and with the approval of the Board, implement changes/revisions as necessary. Recommend and where necessary supervise investigations into compliance when deemed appropriate.

- Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

- Discuss with the Company's legal counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

-     Establish procedures for:

      1. the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters.

      2. the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

None of the above responsibilities should be construed to limit the right of the Committee to inquire into any area of the Company which it may deem necessary to fulfill its responsibilities. The Committee has the authority to retain outside counsel or other advisors it deems necessary.

LIMITATION OF COMMITTEE'S ROLE

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

The Committee shall review the adequacy of this Charter on an annual basis and propose to the Board any recommended changes.

                                 AUDIT COMMITTEE
                                  APPENDIX (A)

INDEPENDENT DIRECTORS.

AMEX rules require that each member of the Audit Committee must (a) satisfy the independence standards of Rule 10A-3 under the Securities Exchange Act of 1934 (the "1934 Act"), and (b) be affirmatively determined by the Board of Directors not to have a material relationship with the Company that would interfere with the exercise of independent judgment. The AMEX rules further provide the following non-exclusive list of persons who shall not be considered independent:

      (1) a director who is, or during the past three years was, employed by the Company or by any parent or subsidiary of the Company, other than prior employment as an interim Chairman or CEO;

      (2) a director who accepts or has an immediate family member who accepts any payment form the Company or any parent or subsidiary of the Company in excess of $60,000 during the current or any of the past three fiscal years, other than compensation for board service, payments arising solely from investments in the Companies securities, compensation paid to an immediate family member who is a non-executive employee of the Company or a parent or subsidiary of the Company, compensation received for former service as an interim Chairman or CEO, benefits under a tax-qualified retirement plan, nondiscretionary compensation, or loans permitted under Section 13(k) of the 1934 Act;

      (3) a director who is an immediate family member of an individual who is, or has been in any of the past three years, employed by the Company or any parent or subsidiary of the Company as an executive officer;

      (4) a director who is, or has an immediate family member who is, a partner in, controlling shareholder or executive officer of, any organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company's securities or payment under non-discretionary charitable contribution matching programs) that exceed 5% of the organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the most recent three fiscal years; or

      (5) a director who is, or has an immediate family member who is, a current partner of the Company's outside auditor, or was a partner or employee of the Company's outside auditor who worked on the Company's audit at any time during any of the past three years.

      Notwithstanding (b) above, one director who is not independent under (b) but who satisfies the requirements of Rule 10A-3 under the 1934 Act and is not a current officer or employee or immediate family member of such an officer or employee, may be appointed to the Audit Committee, if the Board of Directors, under exceptional and limited circumstances, determines that membership on the committee by the individual is required by the best interests of the Company and its shareholders, and the Board discloses, in the next annual proxy statement (or in the next annual report on SEC Form 10-K or equivalent if the Company does not file an annual proxy statement) subsequent to such determination, the nature of the relationship and the reasons for that determination. A director appointed to the Audit Committee pursuant to this exception may not serve for in excess of two consecutive years and may not chair the Audit Committee.

                              MERCHANTS GROUP, INC.
                                 250 MAIN STREET
                             BUFFALO, NEW YORK 14202

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints STEPHEN C. JUNE and ROBERT M. ZAK, and each or either of them, Proxies for the undersigned, with full power of substitution, to vote all shares of Common Stock, $.01 par value, of Merchants Group, Inc. which the undersigned would be entitled to vote at the Annual Meeting of Stockholders to be held on Wednesday, May 5, 2004, at 250 Main Street, Buffalo, New York, at 9:00 a.m., Buffalo time, or any adjournments thereof, and directs that the shares represented by this Proxy shall be voted as indicated:

1.    ELECTION OF DIRECTORS
      FOR all nominees                                                                     WITHHOLD AUTHORITY
      (except as marked to the contrary below)  | |                                        to vote for each nominee listed below | |

                                                      Brent D. Baird and Thomas E. Kahn

      (INSTRUCTION: To withhold authority to vote for any individual nominee(s), strike a line through the nominee's name in the list above.)

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

      THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. THE BOARD OF DIRECTORS FAVORS A VOTE FOR PROPOSAL 1. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR PROPOSAL 1.

                                        Dated ............................, 2004

                                        ........................................

                                        ........................................
                                                (Signature of Stockholder)

                                        Please date and sign name exactly as
                                        name appears and return this Proxy
                                        promptly in the enclosed envelope, which requires no postage if mailed in the United States.